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EXHIBIT 24. POWER OF ATTORNEY


                                POWER OF ATTORNEY
                    DIRECTORS OF Ohio State Bancshares, Inc.

         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Gary E. Pendleton, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of Ohio State Bancshares, Inc., an Ohio corporation, (the "Company"), to a Registration Statement on Form SB-2 or other form registering common stock of the Company under the Securities Act of 1933 in connection with the Company's sale and issuance of common stock and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Marion, Ohio, this 28th day of May, 2002.


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
/s/ Samuel J. Birnbaum                                        /s/ Lois J. Fisher
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Samuel J. Birnbaum                                            Lois J. Fisher


/s/ Theodore L. Graham                                        /s/ F. Winston Lackey
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Theodore L. Graham                                            F. Winton Lackey


/s/ Lloyd L. Johnston                                         /s/ Peter B. Miller
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Lloyd L. Johnston                                             Peter B. Miller


/s/ Thurman R. Mathews                                        /s/ John D. Owens
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Thurman R. Mathews                                            John D. Owens


/s/ Fred K. White
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Fred K. White
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